                                                                    EXHIBIT 4(b)
                                                                    ------------


                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       FOR
                      ATLAS AMERICA PUBLIC #15-2006(B) L.P.






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                                     DELWARE
                              ---------------------      PAGE 1
                                 THE FIRST STATE

     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF LIMITED PARTNERSHIP OF "ATLAS AMERICA PUBLIC #15-2006(B) L.P.", FILED IN THIS OFFICE ON THE TWENTY-FIFTH DAY OF JULY, A.D. 2005, AT 11 O'CLOCK A.M.

                                      HARRIET SMITH WINDSOR
                                      ------------------------------------------
               [LOGO APPEARS HERE]    HARRIET SMITH WINDSOR, SECRETARY OF STATE

4004928 8100                             AUTHENTICATION: 4044160

050611333                                          DATE: 07-25-05

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                                                         STATE OF DELAWARE
                                                         SECRETARY OF STATE
                                                      DIVISION OF CORPORATIONS
                                                   DELIVERED 11:00 AM 07/25/2005
                                                     FILED 11:00 AM 07/25/2005
                                                   SRV 050611333 - 4004928 FILE

                                STATE OF DELAWARE
                       CERTIFICATE OF LIMITED PARTNERSHIP

o THE UNDERSIGNED desiring to form a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act, 6 Delaware Code, Chapter 17, do hereby certify as follows:

o    FIRST: The name of the limited partnership is

                 ATLAS AMERICA PUBLIC #15-2006(B) L.P.

o    SECOND: The address of its registered office in the State of Delaware is

                       110 S. POPLAR STREET, SUITE 101 in the city of WILMINGTON, DE 19801

The name of the Registered Agent at such address is ANDREW M. LUBIN

o    Third: The name and mailing address of each general partner is as follows:

                       ATLAS RESOURCES, INC.
                       MANAGING GENERAL PARTNER
                       311 ROUSER ROAD, P.O. BOX 611
                       MOON TOWNSHIP, PA 15108

o IN WITNESS WHEREOF, the undersigned has executed this Certificate of Limited Partnership of Atlas America Public #15-2006(B) L.P. as of July 22 2005

                                    Partnership Name
                                    BY: ATLAS RESOURCES, INC
                                        MANAGING GENERAL PARTNER

                                        Karen A. Black
                                    --------------------------------------------
                                    KAREN A. BLACK, VICE PRESIDENT - PARTNERSHIP
                                    ADMINISTRATION